IN BRIEF

Net asset value per share	US$	26.34	At March 31, 2005		US$returns
Market price	US$	30.16		China Fund NAV	MSCI Golden Dragon*
Premium/(discount)		14.50%		%	%
Fund size	US$	267.0m	One month	-2.0	-4.8
			One year	4.9	5.2

Past performance is not a guide to future returns.

Source: State Street Corporation. *Source for index data: MSCI.

MANAGER’S COMMENTARY

March was ugly. Chinese inflation bounced back and, with a background of rising US interest rates and a rallying US dollar, worries about Chinese rates returned. Rising oil prices added to the gloom. Despite doing our best to position for this, we still lost money.

The increase in Chinese mortgage rates was modest (5.31% to 5.51% at the lowest rate). Meanwhile, the expansion in minimum deposit from 20% to 30% is merely a “suggestion”, which can be decided on by local bank associations. At the same time, the Central Bank muddied the message by actually cutting the interest rate paid on excess reserves. In his briefing after the meeting of the National People’s Congress, Premier Wen said: “The Chinese economy is like [a boat] sailing upstream — either it keeps forging ahead or it falls behind”. This translates from premier speak as “We have absolutely no desire to see this economy slow down.” So our expectation is that by the summer the Chinese economy will be seen to be continuing to grow at a pace which stands out ever more starkly with slowing growth elsewhere. Interest and funds may then flow back to China. Until that time we will continue to adopt a relatively defensive approach.

The National People’s Congress underlined the importance which the current leadership attach to agriculture, a sector which your fund has been targeting for some time. It also showed the leadership’s apparent lack of interest in the local stockmarket, which crashed to a six-year low after there were no announcements regarding a solution to the overhang of state shares. The anti-secession law garnered much press comment, although it contained little that was new. In Taiwan the rally against the law passed off peacefully and indeed there is now a high-level KMT delegation shaking hands in Beijing. As Charlie Chaplin once sagely commented: “Nothing is permanent in this wicked world — not even our troubles.”

INVESTMENT STRATEGY

The fund is 96.5% invested with 58 holdings, of which 3 are unlisted companies.

At the corporate level, recent result announcements have generally met or exceeded expectations. Of course they revealed windfall profits for commodity makers, and a margin squeeze for manufacturers. However, many of the latter still managed to grow profits through dint of high top-line growth. The trend to greater transparency and higher cash dividend payments was notable in Taiwan, where more stringent accounting standards are being applied to the valuation of assets. We estimate the dividend yield on the listed growth-oriented portfolio to have climbed to 2.8%, while the weighted price-to-earnings ratio is just 13.6 times.

During the month, to make way for a large new direct investment (see below), we sold more stocks in the listed portfolio than we bought. Stocks sold included China Metal, Singamas, Sino Golf and Softworld. We bought two depressed technology stocks, the telecom equipment maker UTStarcom, which we expect to benefit from the award to 3G licences and better than forecast PHS capital spending, and the magnesium casings maker Waffer.

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER’S COMMENTARY

     CDW Holding Limited (“CDW”) has made its first post-listing result announcement. Sales and net profit in 2004 were US$98.5 million and US$15.2 million respectively, both up by more than 85% year-on-year. CDW continues to expand its production capacity to cope with increasing demand. Other direct investments are generally performing in line with expectation.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap	US$339.7m
Shares outstanding	10,138,287
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

Source: State Street Corporation.

SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Industrials	22.3%	12.7%
Information technology	16.8%	21.2%
Consumer discretionary	15.5%	7.1%
Utilities	8.8%	7.6%
Materials	7.8%	7.7%
Consumer staples	7.7%	0.6%
Telecommunications	6.4%	7.5%
Financials	4.9%	29.8%
Healthcare	4.7%	0.1%
Energy	1.6%	5.7%
Other assets & liabilities	3.5%	—
Total	100.0%	100.0%

Source: State Street Corporation. Source for index data: MSCI

ASSET ALLOCATION

Source: State Street Corporation.

PERFORMANCE	(US$ RETURNS)

	NAV%	Market price%
One month	-2.0	-9.5
Year to date	8.7	-7.8
3 years (annualized)	24.7	36.5

Past performance is not a guide to future returns.
Source: State Street Corporation

DIRECT INVESTMENTS (8.2%)

CDW Holding Ltd	Information technology	5.7%
Captive Finance	Financials	1.2%
Global e Business	Information technology	1.1%
teco Optronics	Information technology	0.2%

15 LARGEST LISTED INVESTMENTS (46.2%)

Chaoda Modern Agriculture	Consumer staples	5.1%
China International Marine	Industrials	3.6%
BYD	Industrials	3.5%
Weichai Power	Consumer discretionary	3.2%
Taiwan Green Point	Information technology	3.2%
Comba Telecom Systems	Telecommunications	3.1%
TCL International	Consumer discretionary	3.0%
Anhui Expressway	Utilities	3.0%
Shenzhen Expressway	Utilities	3.0%
Synnex Technologies	Consumer discretionary	3.0%
Xinao Gas	Utilities	2.8%
Merry Electronics	Consumer discretionary	2.8%
Soloman Systech	Information technology	2.4%
TPV Technology	Industrials	2.3%
China Netcom	Telecommunications	2.2%

Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa

The China Fund, Inc.	-2.0	8.7	8.7	4.9	24.7	16.6	8.6
MSCI Golden Dragon	-4.8	-3.0	-3.0	5.2	8.8	-4.7	n/a
Hang Seng Chinese Enterprise	-7.0	0.7	0.7	0.2	33.1	25.9	n/a

Past performance is not a guide to future returns.

Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized. Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2002 Bloomberg LP for the Hang Seng Chinese Enterprise.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.

Source: Martin Currie Inc as of March 31, 2005.

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.

Source: Martin Currie Inc as of March 31, 2005.

DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.57
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20
Long term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27
Short term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.10

Past performance is not a guide to future returns.

Source: State Street Corporation.

THE PORTFOLIO — IN FULL	AT MARCH 31, 2005

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio
Hong Kong					58.8%
Chaoda Modern Agriculture	682 HK	HK$3.1	34,089,900	13,549,853	5.1%
BYD	1211 HK	HK$23.0	3,225,000	9,469,180	3.5%
Weichai Power	2338 HK	HK$26.6	2,536,000	8,649,242	3.2%
Comba Telecom Systems	2342 HK	HK$4.0	16,118,000	8,318,101	3.1%
TCL International	1070 HK	HK$2.0	32,318,000	8,121,714	3.0%
Anhui Expressway	995 HK	HK$4.5	13,938,000	7,952,572	3.0%
Shenzhen Expressway	548 HK	HK$2.9	21,494,000	7,923,230	3.0%
Xinao Gas	2688 HK	HK$4.2	13,976,000	7,526,262	2.8%
Solomon Systech	2878 HK	HK$2.5	20,698,000	6,501,920	2.4%
TPV Technology	903 HK	HK$4.8	9,968,000	6,166,696	2.3%
China Netcom	906 HK	HK$11.0	4,253,000	5,971,132	2.2%
Golden Meditech	8180 HK	HK$1.6	27,900,000	5,795,173	2.2%
Li Ning	2331 HK	HK3.7	11,400,000	5,371,670	2.0%
Zijin Mining	2899 HK	HK$3.2	12,400,000	5,047,921	1.9%
Yanzhou Coal Mining	1171 HK	HK$10.6	3,146,000	4,275,744	1.6%
Fountain Set	420 HK	HK$4.9	6,714,000	4,239,696	1.6%
China Fire Safety	8201 HK	HK$0.7	50,380,000	4,198,737	1.6%
Sinotrans	598 HK	HK$2.3	12,835,000	3,702,760	1.4%
China Travel	308 HK	HK$2.4	10,000,000	3,077,219	1.1%
Ocean Grand Chemicals	2882 HK	HK$1.2	17,379,000	2,673,950	1.0%
Weiqiao Textile	2698 HK	HK$11.1	1,854,500	2,651,239	1.0%
Asia Aluminium	930 HK	HK$0.9	23,250,000	2,623,329	1.0%
China Shineway Pharmaceutical	2877 HK	HK$4.2	4,435,000	2,388,306	1.0%
FU JI Food & Catering	1175 HK	HK$6.3	2,844,000	2,315,530	0.9%
Natural Beauty Bio-Technology	157 HK	HK$0.5	32,780,000	2,269,603	0.8%
Beiren Printing Machinery	187 HK	HK$2.5	7,000,000	2,198,929	0.8%
Hengan International	1044 HK	HK$4.6	3,600,000	2,134,821	0.8%
Guangshen Railway	525 HK	HK$2.9	5,614,000	2,051,466	0.8%
China Rare Earth	769 HK	HK$1.0	15,254,000	2,014,504	0.7%
Singamas Container	716 HK	HK$6.8	2,000,000	1,743,758	0.7%
Asia Zirconium	395 HK	HK$0.9	13,196,000	1,598,900	0.6%
Sino Golf	361 HK	HK$1.2	10,303,000	1,572,019	0.6%
Shanghai Ming Yuan	233 HK	HK$0.7	13,640,000	1,259,198	0.5%
Nanjing Dahe Outdoor Media	8243 HK	HK$0.2	37,500,000	1,105,876	0.4%
Arcontech	8097 HK	HK$0.2	18,386,000	407,831	0.2%

Taiwan					24.7%
Taiwan Green Point	3007 TT	NT$126.0	2,155,749	8,621,354	3.2%
Synnex Technologies	2347 TT	NT$48.2	5,165,604	7,902,689	2.9%
Merry Electronics	2439 TT	NT$77.2	3,012,016	7,380,424	2.8%
Cheng Shin Rubber	2105 TT	NT$38.0	3,805,974	4,584,419	1.7%
Cathay Financial	2882 TT	NT$59.8	2,331,000	4,424,357	1.7%
Tripod Technology	3044 TT	NT$50.0	2,778,413	4,409,340	1.6%
EVA Airways	2618 TT	NT$14.8	9,400,000	4,400,749	1.6%
Fubon Financial	2881 TT	NT$29.89	4,453,952	4,219,846	1.6%
Wintek	2384 TT	NT$45.5	2,421,104	3,496,484	1.3%
ET Internet Technology	2614 TT	NT$14.5	7,136,000	3,284,200	1.2%
Data Systems Consulting	2447 TT	NT$20.6	4,237,987	2,770,981	1.1%
Waffer Technology	6235 TT	NT$45.0	1,900,000	2,710,754	1.0%
Taiwan FamilyMart	5903 TT	NT$52.6	1,567,231	2,616,528	1.0%
Chicony Electronics	2385 TT	NT$33.0	2,452,152	2,568,432	1.0%
Yieh United Steel	9957 TT	NT$15.4	3,500,000	1,710,785	0.7%
China Metal Products	1532 TT	NT$31.4	843,714	840,876	0.3%

B shares					3.6%
China International Marine	200039 CH	HK$23.3	3,222,695	9,644,222	3.6%

New York					1.2%
UTStarcom	UTSIE	US$11.0	260,000	2,847,000	1.1%
Chindex International	CHDX US	US$6.2	69,987	432,520	0.1%

Direct					8.2%
Crystal Display Worldwide			60,000,000	15,127,196	5.7%
Captive Finance			2,000,000	3,045,000	1.2%
Global e Business			40,000	3,034,321	1.1%
teco Optronics			1,861,710	597,305	0.2%

Other assets & liabilities					3.5%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Past performance is not a guide to future returns. Markets and currency movements may cause the value of investments and income from them to fall as well as rise and you may get back less than you invested when you decide to sell your investments. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples, contained in this presenter. Movements in foreign exchange rates may have a separate effect, unfavourable as well as favourable, on the gain or loss otherwise experienced on an investment.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.